AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

EXHIBIT 4.1.1

Note: Confidential treatment has been requested for certain portions of this exhibit. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 2

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

L A N AIRLINES S.A.

AND

AIRBUS S.A.S.

CCC.337.0055/05.

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

CONTENTS

Clause		Title
1.	SCOPE OF THE AMENDMENT		5

2.	AMENDMENT No. 2 AIRCRAFT		5

3.	[***] CERTAIN GENERAL TERMS AND CONDITIONS OF THE SECOND A320 FAMILY PURCHASE AGREEMENT		5

	3.1	[***] Aircraft Specifications (Clause 1 of the Purchase Agreement)	5
	3.2	[***] Aircraft Basic Prices (Clause 3 of the Purchase Agreement)	8
	3.3	[***] Aircraft Price Revision (Clause 4 of the Purchase Agreement)	10
	3.4	[***] Payment Terms (Clause 5 of the Purchase Agreement)	11
	3.5	Update of Delivery Schedule	14
	3.6	[***] Training (Clause 16 of the Purchase Agreement)	15

4.	EFFECT OF THE AMENDMENT		18

C O N T E N T S

ANNEX	TITLES

Annex A	SPECIFICATION
Appendix 1 – A318 SCN List
Appendix 2 – A319 SCN List
Appendix 3 – A320 SCN List

Annex B	Appendix 1 SELLER PRICE REVISION FORMULA
Appendix 2 IAE PRICE REVISION FORMULA
Appendix 3 CFM PRICE REVISION FORMULA

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

This Amendment No. 2 to the Second A320 Family Purchase Agreement dated the 20th day of March 1998 is entered into as of October 4, 2005, by and between

AIRBUS SAS (formerly known as AIRBUS GIE), having its principal office at :

1 Rond-Point Maurice Bellonte

3 1 7 0 7 B L A G N A C - C E D E X

F R A N C E

(hereinafter referred to as the “Seller”) of the one part

AND

LAN AIRLINES S.A. HAVING ITS PRINCIPAL OFFICE AT :

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

S A N T I A G O

C H I L E

(hereinafter referred to as the “Buyer”) of the other part.

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

WHEREAS

A - The Buyer and the Seller entered into a Purchase Agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 Family Aircraft designated No. 1 to No. 20 (the “A320 Family Purchase Agreement”).

B- The Buyer and the Seller entered into an Amendment No.1 to the A320 Family Purchase Agreement (the “Amendment No. 1”) on the 24th of February 2000 [***].

C - The Buyer and the Seller entered into a Deed of Amendment and Restatement of the A320 Family Purchase Agreement (the “Deed of Amendment and Restatement of the A320 Family Purchase Agreement”) dated the 2nd of August 2000, splitting the A320 Family Purchase Agreement into the First A320 Family Purchase Agreement, and the Second A320 Family Purchase Agreement which latter agreement, as from time to time amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, is hereinafter called the “Second A320 Family Purchase Agreement” or the “Purchase Agreement”)

D - The Buyer and the Seller wish to enter into an Amendment No. 2 to the Purchase Agreement to cover the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm Aircraft of the A318-100, A319-200 and A320-200 type (the “2005 Transaction”).

E- Capitalized terms used herein and not otherwise defined in this Amendment No. 2 will have the meanings assigned to them in the Purchase Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 2.

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

1.	SCOPE OF THE AMENDMENT

The scope of this Amendment No. 2 is to define the specific terms and conditions upon which the Buyer shall buy and take delivery of twenty-five (25) additional Aircraft comprising twenty (20) A318, four (4) A320 and one (1) A319 (collectively referred to as the “Amendment No. 2 Aircraft”).

This Amendment No. 2 also updates, modifies and supplement certain terms and conditions of the Purchase Agreement as those terms and conditions shall apply to both the Aircraft firmly ordered prior to and remaining to be delivered as of the date of this Amendment No. 2 (the “Backlog Aircraft”) and the Amendment No. 2 Aircraft.

2.	AMENDMENT No. 2 AIRCRAFT

The sale by the Seller, and the purchase by the Buyer, of the Amendment No. 2 Aircraft shall be governed by the provisions of the Purchase Agreement as modified, updated and supplemented by this Amendment N°2.

3.	[***] CERTAIN GENERAL TERMS AND CONDITIONS OF THE SECOND A320 FAMILY PURCHASE AGREEMENT

With respect to the [***], the Buyer and the Seller agree to update the Purchase Agreement in so far as it relates to Aircraft Standard Specifications, Aircraft Basic Prices and escalation formulae to take into account certain changes in policy between the Seller and the Propulsion Systems Manufacturer and the evolutions of the Standard Specifications achieved between the [***].

3.1	[***] Aircraft Specifications (Clause 1 of the Purchase Agreement)

With respect to the [***] Aircraft, the provisions contained in Clause 1.2 and 1.3 of the Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

1.2.1	The Aircraft shall be manufactured in accordance with:

-
For the A318-100, the Standard Specification Document P.000.01000, Issue 2, dated January 31, 2005 amended to include the following design weights: MTOW: 63t / MLW: 57.5t / MZFW: 54.5t, a copy of which has been initialed on its effective pages for the purpose of identification by or on behalf of the parties and is annexed hereto as Exhibit “A” (as amended by Annex A of Amendment No. 2).

-
For the A319-100, the Standard Specification Document N° J.000.01000, Issue 5 dated January 31st, 2005 with the following design weights: MTOW: 75.5 tons, MLW: 62.5 tons, MZFW: 58.5 tons, a copy of which has been initialed on its effective pages for the purpose of identification by or on behalf of the parties and is annexed hereto as Exhibit “A” (as amended by Annex A of Amendment No. 2).

-
For the A320-200, the Standard Specification Document N° D.000.02000, Issue 6 dated January 31st 2005 with the following design weights: MTOW: 77 tons, MLW: 64.5 tons, MZFW: 61 tons, a copy of which has been initialed on its effective pages for the purpose of identification by or on behalf of the parties and is annexed hereto as Exhibit “A”(as amended by Annex A of Amendment No. 2).

Said Standard Specifications as modified by the Specification Change Notices (SCNs) to be selected prior to signature of this Agreement, as amended from time to time, shall constitute the Buyer’s detailed Specification and is hereinafter referred to as the “Specification”.
Said SCNs are listed in Appendix 1 to Exhibit A for the A318-100, Appendix 2 to Exhibit A for the A319-100 and Appendix 3 to Exhibit A for the A320-200 (as amended by this Amendment No. 2).

The SCN form is annexed hereto as Exhibit “B”.

1.2.2  The Specification may be modified or varied pursuant to the provisions of Clauses 2, 7 and 18.

1.2.3 In the event of any inconsistency between the Specification and any other part of this Agreement, the latter shall prevail to the extent of such inconsistency.

1.3.1 Propulsion Systems

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

The Aircraft can be equipped with a set of two (2) engines:(the “Propulsion Systems”)

- For the A318-100:

CFM INTERNATIONAL CFM 56-5B9 (23,300 lbs)
or
PRATT & WHITNEY PW 6122   (22,100 lbs).

- For the A319-100:

CFM INTERNATIONAL 56-5B6/P (23,500 lb)
or
INTERNATIONAL AERO ENGINE V2524-A5 (23,500 lb)

- For the A320-200:

CFM INTERNATIONAL 56-5B4P (27,000 lb)
or
INTERNATIONAL AERO ENGINE V2527E-A5 (26,500 lb)

1.3.2 Propulsion System Manufacturer Selection

The following Propulsion Systems have been selected by the Buyer:

- For the A318-100: PRATT & WHITNEY PW 6122

- For the A319-100: INTERNATIONAL AERO ENGINE V2524-A5

- For the A320-200: INTERNATIONAL AERO ENGINE V2527E-A5

The Buyer shall have the right to select the alternate Propulsion Systems Manufacturer, in each case as mentioned in the above sub-Clause 1.3.1. for all or any of the Aircraft at any time, provided that such selection is notified in writing to the Seller not less than [***] prior to the delivery of the relevant Aircraft and it being understood that it shall be the sole responsibility of the Buyer to inform, negotiate and conclude a settlement with the Propulsion Systems Manufacturer initially selected by the Buyer.

UNQUOTE

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

3.2	[***] Aircraft Basic Prices (Clause 3 of the Purchase Agreement)

With respect to [***] Aircraft, the provisions contained in Clause 3.1 and 3.2 of the Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

3.1	Aircraft Basic Price

3.1.1	A318 Aircraft

The A318 Aircraft Basic Price is the sum of:

(i)	[***]

(ii)	[***]

3.1.2	A319 Aircraft / A320 Aircraft

The Aircraft Basic Price is the sum of:

(i)	[***]

(ii)	[***]

3.1.2.1	Airframe Basic Price

The Airframe Basic Price is the sum of:

(i)	[***]

(ii)	[***]

3.1.2.2	Propulsion Systems Basic Price

The basic price of a set of two (2) Propulsion Systems including standard equipment is:

For the A319-100 Aircraft

- With INTERNATIONAL AERO ENGINES IAE V2524-A5:

[***]

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

- With CFM INTERNATIONAL Engines CFMI 56-5B6 /P

[***]

For the A320-200 Aircraft

With INTERNATIONAL AERO ENGINES IAE V2527E-A5:

[***]

With CFM INTERNATIONAL Engines CFMI 5 B4 /P

[***]

The above Propulsion Systems Basic Prices have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the Propulsion Systems Reference Prices referred to in sub-Clause 4.2.

The above Propulsion Systems Reference Prices are subject to adjustment in accordance with the relevant Propulsion Systems Manufacturer’s Price Revision Formula referred to in sub-Clause 4.2.

3.1.3        Validity of Propulsion Systems Prices

It is understood that the above Propulsion Systems Basic Prices as well as Price Revision Formula concerning the Propulsion Systems and related equipment are based upon information received from the Propulsion Systems Manufacturers.

3.2        Final Price

3.2.1        A318 Aircraft

The Final Price of each A318 Aircraft shall be the sum of:

(i)            the Aircraft Basic Price as revised as of the Delivery Date in accordance with Clause 4; plus

(ii)          the aggregate of all increases or decreases to the Aircraft Basic Price as agreed in any Specification Change Notice or part thereof applicable to the Aircraft subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

3.2.2        A319/A320 Aircraft

The Final Price of each A319 Aircraft or A320 Aircraft shall be the sum of:

(i)            the Airframe Basic Price as revised as of the Delivery Date in accordance with Clause 4; plus

(ii)          the aggregate of all increases or decreases to the Airframe Basic Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4; plus

(iii)         the Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Clause 4.2; plus

(iv)         the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2.

UNQUOTE

3.3	[***] Aircraft Price Revision (Clause 4 of the Purchase Agreement)

With respect to the [***] Aircraft, the provisions contained in Clause 4 of the Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

4.              PRICE REVISION

4.1           Seller’s Price Revision

The A318 Aircraft Basic Price and the A319 and A320 Airframe Basic Price are subject to revision in accordance with the Seller’s Price Revision Formula up to and including the Delivery Date as set forth in Appendix 1 of Annex B of Amendment No. 2.

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

4.2           Propulsion Systems Reference Price Revision

4.2.1.      The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date, as set forth in Appendix 2 and Appendix 3 of Annex B of Amendment No. 2.

4.2.2       Modification of Propulsion Systems Reference Price and Propulsion Systems Price Revision Formula

The Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment, the amendment shall be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

UNQUOTE

3.4	[***] Payment Terms (Clause 5 of the Purchase Agreement)

3.4.1	With respect to [***] Aircraft and except as set forth in Paragraph 3.4.2 below, Clause 5 of the Purchase Agreement shall continue to apply with the following changes:

I. Seller’s account stated in Clause 5.1 of the Purchase Agreement shall be replaced with the following account:

Account identification:  [***]

with:
[***]

II. the definition of N in the formula defining the Predelivery Payment Reference Price set forth in Clause 5.2.1.1 of the Purchase Agreement shall be replaced with the following definition:

N: [***]

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

III.	[***].

IV. Set-Off and Suspension provisions shall be included as sub-Clause 5.4.5 and 5.4.6 as follows:

QUOTE

5.4.5       Set-Off

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any material and undisputed amount in relation to the Amendment No. 2 Aircraft become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the Predelivery Payments paid in connection with the Amendment No. 2 Aircraft to the Seller by the Buyer against such unpaid amount provided that it is agreed by the Seller that such foregoing right to debit and apply, in whole or in part, the Predelivery Payments made in respect of any Amendment No. 2 Aircraft [***].

The Seller will promptly notify the Buyer in writing after such debiting and application, and the Buyer will promptly following receipt of such notification by the Seller pay to the Seller the amount required to comply with Clause 5 of the Purchase Agreement.

5.4.6       Suspension

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that if at any time when an Insolvency Event has occurred and is continuing or the Seller is at the relevant time reasonably of the view that an Insolvency Event is likely to occur, any amount is then due and payable by the Seller to the Buyer under this Purchase Agreement and at such time any amount (whether under this Purchase Agreement or under any other agreement between the Buyer and the Seller and whether at the stated maturity of such amount, by acceleration or otherwise) is due and payable by the Buyer or its Affiliates to the Seller, and the Buyer has not notified the Seller that it disputes its liability or the liability of its Affiliates, as the case may be, in relation to such amount (either in whole or in part), then the Seller will have the right to suspend payment of any such amount owed by the Seller to the Buyer (up to a maximum amount equal to

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

the aforesaid amount due and payable by the Buyer or its Affiliates to the Seller) until such time as such amount is paid by, or on behalf of, the Buyer or its Affiliates, as the case may be, [***].

The Seller will promptly notify the Buyer in writing after such retention is made. The right of the Seller to retain any amounts owed by the Seller to the Buyer shall terminate once the due obligations of the Buyer have been discharged.

For the purposes of this Clause 5.4.6, “Insolvency Event” means the occurrence of any of the following: (a) the Buyer is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness; or (b) any corporate action, legal proceedings or other procedure or step is taken in relation to: (i) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Buyer other than a solvent liquidation or reorganisation of the Buyer; or (ii) the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Buyer), receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of the Buyer.

UNQUOTE

3.4.2
With respect to the A318 Aircraft only, the Predelivery Payment schedule set forth in Clause 5.2.1.2 of the Purchase Agreement shall be cancelled and replaced by the following Predelivery Payment schedule:

Due Date Of Payments	Percentage Of Predelivery Payment Reference Price

Upon signature of this Agreement	[***]

On the first day of each of the following months prior to the Scheduled Delivery Month
[***] months	[***]

[***] months	[***]

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

[***] months	[***]
____________________________ Total Payment prior to Delivery	[***]

The Seller acknowledges that it has received from the Buyer a deposit in an amount of US$ [***] for each of the [***] Aircraft, such deposit to be credited against the first pre-delivery payment.

3.5	Update of Delivery Schedule

The Buyer and the Seller agree to update the delivery schedule to include the Amendment No. 2 Aircraft and re-rank the contractual number of both the Backlog Aircraft and the Amendment No. 2 Aircraft in a chronological order. Therefore, with respect to the Backlog Aircraft and the Amendment No. 2 Aircraft, the provisions contained in sub-Clause 9.1 of the Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

9.1   Delivery Schedule

Subject to the provisions of Clauses 2, 7, 8.2, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in accordance with the following delivery schedule:

Aircraft No	Aircraft Origin	Delivery Date	Aircraft Type
1	Backlog Aircraft	[***]	A319
2	Backlog Aircraft	[***]	A319
3	Backlog Aircraft	[***]	A319
4	Backlog Aircraft	[***]	A319
5	Backlog Aircraft	[***]	A319
6	Amendment No. 2 Aircraft	[***]	A319
7	Amendment No. 2 Aircraft	[***]	A318
8	Amendment No. 2 Aircraft	[***]	A318
9	Amendment No. 2 Aircraft	[***]	A318
10	Amendment No. 2 Aircraft	[***]	A318
11	Amendment No. 2 Aircraft	[***]	A318
12	Amendment No. 2 Aircraft	[***]	A318
13	Amendment No. 2 Aircraft	[***]	A318
14	Amendment No. 2 Aircraft	[***]	A318
15	Amendment No. 2 Aircraft	[***]	A318
16	Amendment No. 2 Aircraft	[***]	A318

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

17	Amendment No. 2 Aircraft	[***]	A320
18	Amendment No. 2 Aircraft	[***]	A320
19	Amendment No. 2 Aircraft	[***]	A320
20	Amendment No. 2 Aircraft	[***]	A320
21	Amendment No. 2 Aircraft	[***]	A318
22	Amendment No. 2 Aircraft	[***]	A318
23	Amendment No. 2 Aircraft	[***]	A318
24	Amendment No. 2 Aircraft	[***]	A318
25	Amendment No. 2 Aircraft	[***]	A318
26	Amendment No. 2 Aircraft	[***]	A318
27	Amendment No. 2 Aircraft	[***]	A318
28	Amendment No. 2 Aircraft	[***]	A318
29	Amendment No. 2 Aircraft	[***]	A318
30	Amendment No. 2 Aircraft	[***]	A318

[***]

For those Aircraft for which a delivery quarter is indicated in the above schedule, the Seller shall notify the Buyer, no later than [***] prior to the first month of the concerned delivery quarter, the delivery month in respect of any such Aircraft. The Seller agrees that such delivery month shall fall within the first two months of a delivery quarter.

UNQUOTE

3.6	[***] Training (Clause 16 of the Purchase Agreement)

To the extent that the same relates to [***] Aircraft, Clause 16.3 of the Purchase Agreement shall be cancelled and replaced as follows:

QUOTE

16.3       Training Courses Execution

16.3.1	Flight Crew Training Course

16.3.1.1
The Seller shall perform a flight crew training course program (standard transition course or a cross crew qualification program as applicable) for a total of [***] of the Buyer’s flight crews, each of which shall consist of one (1) captain and one (1) first officer. The training manual used shall be the Seller’s Flight Crew Operating Manual (FCOM), except for base Flight training, for which the Buyer’s customized FCOM shall be used.

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

16.3.1.2
If a Base Flight Training is required, the Buyer shall use its delivered Aircraft, or any other aircraft operated by the Buyer, for any base flight training, which shall not exceed [***] minutes per pilot, according to the related Airbus training course definition. In the event of it being necessary to ferry the Buyer’s delivered Aircraft to the location where the base flight training shall take place, the additional flight time required for the ferry flight to and/or from the base training field shall not be deducted from the base flight training allowance.

However, if the base flight training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the base flight training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the Aviation Authorities’ regulations related to the place of performance of the base flight training.

16.3.2                    Flight Crew Line Initial Operating Experience

To assist the Buyer with initial operating experience for its new operation in Argentina, the Seller shall provide to the Buyer pilot instructor(s) free of charge for a period of [***] pilot instructor months (number of pilots present at the same time to be mutually agreed). The Buyer shall reimburse the expenses for each such instructor in accordance with Clause 16.2.2. Additional pilot instructors can be provided at the Buyer’s expense and upon conditions to be mutually agreed upon.

16.3.3                     Maintenance Training

The Seller shall provide to the Buyer [***] trainee days of maintenance training free of charge for the Buyer’s personnel.

The available courses are listed in the Seller’s applicable Training Courses Catalog.

The above trainee days shall be used solely for the Maintenance training courses as defined in the Seller’s applicable Training Courses Catalog.

Within the above trainee days allowance, the number of Engine Run-up courses shall be limited to [***] trainees per Amendment No. 2 Aircraft and to a maximum of [***] courses in total.

The Buyer shall provide the Seller with an attendance list of trainees at the latest one (1) month before the start of the training course.

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

The practical training provided in the frame of maintenance training is performed exclusively on the training devices in use in the Seller’s Training Centers or Affiliated Training Centers.

In the event of practical training on aircraft being requested by the Buyer, such practical training can be organized with the assistance of the Seller, in accordance with Clause 16.3.4.

16.3.4	Practical Training on Aircraft

If the practical training does not need to be covered by an EASA - Part 147 (or equivalent) certificate, the Seller may assist the Buyer in organizing such practical training on aircraft, at the Buyer’s expense.

In the event of the Buyer requiring a full EASA - Part 147 certificate from the Seller, the practical training on aircraft shall be conducted by the Seller, at the Buyer’s expense, in a EASA - Part 145 facility approved and selected by the Seller.

In the event of the Buyer requiring such practical training to be conducted at the Buyer’s EASA - Part 145 (or equivalent) approved facilities, such training shall be subject to prior approval by the Seller of the facilities at which the training is to be conducted.

The provision of an instructor by the Seller for the practical training shall be deducted from the trainee days allowance defined in Clause 16.3.3 above, subject to the conditions detailed in Clause 16.3.7 below.

The Buyer shall reimburse the expenses for said instructor(s) in accordance with Clause 16.2.2.

16.3.4                    Performance / Operations Course

The Seller shall provide [***] trainee days of performance / operations training free of charge for the Buyer’s personnel. The above trainee days shall be used solely for the performance/operations training courses as defined in the Seller’s applicable Training Course Catalog.

16.3.5	Transition Type Rating Instructor (TRI) Course

The Seller shall provide transition type rating instructor (TRI) training (transition or CCQ, as applicable) free of charge for [***] of the Buyer’s flight instructors. This course provides the Buyer’s instructors with the

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

training in flight instruction and synthetic instruction required to instruct on Airbus aircraft.

16.3.6
During any and all flights performed in accordance with this Clause 16.3, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.6.

16.3.7                    Trainee days accounting

Trainee days are counted as follows:

-
For instruction at the Seller’s Training Centers or Affiliated Training Centers : one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

-
For instruction outside of the Seller’s Training Centers or Affiliated Training Centers : one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

-	For practical training, one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

-
In the event of training being provided outside of t he Seller’s Training Centers or Affiliated Training Centers specifically at the Seller’s request, Paragraph 3.1 hereabove shall be applicable to the trainee days accounting for such training.

16.3.8                    Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses (the “Supplier Training Catalog”) provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their products.

UNQUOTE

4.  EFFECT OF THE AMENDMENT

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT

4.1           This Amendment No. 2 and the accompanying Letter Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understanding, commitments or representations whatsoever, whether oral or written.

4.2          The Second A320 Purchase Agreement will be deemed amended to the extent provided in this Amendment No. 2 and the accompanying Letter Agreements and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment No. 2 and the accompanying Letter Agreements will constitute an integral, nonseverable part of the Second A320 Purchase Agreement and be governed by its provisions, except that if the Second A320 Purchase Agreement and this Amendment No. 2 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 2 will govern to the extent of such inconsistency.

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AMENDMENT No. 2 TO THE SECOND A320 FAMILY PURCHASE AGREEMENT
This Amendment No. 2 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No. 2 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.	AIRBUS S. A. S.

Name :	Name :

Title :	Title :

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005

20/30

ANNEX A	STANDARD SPECIFICATION

STANDARD SPECIFICATION

The A318 Standard Specification, A319 Standard Specification and A320 Standard Specification are contained in a separate folder which has been separately delivered

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005

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ANNEX A	STANDARD SPECIFICATION

Appendix 1

A318 SCNs List

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ANNEX A	STANDARD SPECIFICATION

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ANNEX A	STANDARD SPECIFICATION

Appendix 2

A319 SCNs List
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ANNEX A	STANDARD SPECIFICATION

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ANNEX A	STANDARD SPECIFICATION

Appendix 3

A320 SCNs List

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ANNEX A	STANDARD SPECIFICATION

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ANNEX B	PRICE REVISION FORMULA

Appendix 1

SELLER’S PRICE REVISION FORMULA

1	[***]

2	[***]

3	[***]

4	[***]

5	[***]

5.1	[***]

5.2	[***]

5.3	[***]

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ANNEX B	PRICE REVISION FORMULA

Appendix 2

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

1	[***]

2	[***]

3	[***]

4	[***]

5.	[***]

5.1	[***]

5.2	[***]

5.3	[***]

5.4	[***]

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ANNEX B	PRICE REVISION FORMULA

Appendix 3

PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

1	[***]

2	[***]

3	[***]

4	[***]

5	[***]

5.1	[***]

5.2	[***]

5.3	[***]

5.4	[***]

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

AMENDMENT No. 3

TO THE

FIRST A320 FAMILY PURCHASE AGREEMENT

BETWEEN

L A N AIRLINES S.A.

AND

AIRBUS S.A.S.

CCC-337.0044/05

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1/18

AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

This Amendment N.o 3 to the First A320 Family Purchase Agreement dated the 20th day of March 1998 is entered into as of October 4, 2005, by and between

AIRBUS SAS (formerly known as AIRBUS GIE), having its principal office at :

1 Rond-Point Maurice Bellonte

3 1 7 0 7 B L A G N A C - C E D E X

F R A N C E

(hereinafter referred to as the “Seller”) of the one part

AND

LAN AIRLINES S.A. , having its principal office at :

Edificio Huidobro

Avenida Presidente Riesco 5711 - 20th Floor

Las Condes

S A N T I A G O

C H I L E

(hereinafter referred to as the “Buyer”) of the other part.

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

CONTENTS

1.	SCOPE OF THE AMENDMENT	5
2.	[***] CERTAIN TERMS AND CONDITIONS OF THE FIRST A320 FAMILY PURCHASE AGREEMENT	5
2.1	[***] Aircraft Specifications	5
2.2	[***] Aircraft Basic Prices	7
2.3	[***] Aircraft Price Revision	9
2.4	[***] Payment Terms	10
2.5	[***]	11
3.	EFFECT OF THE 2005 TRANSACTION ON SPECIFIC BACKLOG AIRCRAFT TERMS	11
3.1	Backlog Aircraft Delivery Schedule	11
4.	EFFECT OF THE AMENDMENT	12

ANNEX

A    A319 SPECIFICATION
Appendix 1 - SCNs List

B    PRICE REVISION FORMULA
Appendix 1 - Seller Price Revision Formula
Appendix 2 - Engine Manufacturer Price Revision Formula

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

WHEREAS:

A -
The Buyer and the Seller have entered into a Purchase Agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 Family Aircraft designated N°1 to N° 20 (the “A320 Family Purchase Agreement”).

B -	The Buyer and the Seller have entered into an Amendment N° 1 to the A320 Family Purchase agreement (the “Amendment N°1”) on the 24th of February 2000 [***].

C -
The Buyer and the Seller have entered into a Deed of Amendment and Restatement of the A320 Family Purchase Agreement (the “Deed of Amendment and Restatement of the A320 Family Purchase Agreement”) dated the 2nd of August 2000, splitting the A320 Family Purchase Agreement into the First A320 Family Purchase Agreement, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments (including Amendment No. 1 executed on January 31st 2002 and Amendment N° 2 executed on November 14TH 2003, is hereinafter called the “the First A320 Family Purchase Agreement” or the “Purchase Agreement”) and the Second A320 Family Purchase Agreement.

D -
In conjunction with and subject to the execution by the Buyer of an amendment No. 2 to the Second A320 Family Purchase Agreement (the “ Amendment No. 2 to the Second A320 Family Purchase Agreement”) of even date herewith covering the purchase of certain additional A319 Aircraft, A320 Aircraft and A318 Aircraft (hereinafter referred to as the “2005 Transaction”) the Buyer and the Seller now wish to enter into a new amendment to the Purchase Agreement (hereinafter the “Amendment N°3”) covering the modifications and the update of certain terms and conditions of the Purchase Agreement.

E-    Capitalized terms used herein and not otherwise defined in this Amendment N°3 will have the meanings assigned to them in the Purchase Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment N°3.

A320 Family - LAN - AMDT 3 - First A320 Family PA - 10/2005

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

1.     SCOPE OF THE AMENDMENT

This Amendment N°3 provides an update of certain general terms and conditions governing the A319 Aircraft No. 19 and Aircraft No. 20 remaining to be delivered under the First A320 Family Purchase Agreement (hereinafter the “Backlog Aircraft”) so that they are aligned and consistent with the terms governing the 2005 Transaction.

The scope of this Amendment N°3 is also to modify certain specific terms and conditions applicable to the Backlog Aircraft as such modifications arise from and are in consideration of the 2005 Transaction.

2.     [***] CERTAIN TERMS AND CONDITIONS OF THE FIRST A320 FAMILY PURCHASE AGREEMENT

With respect to the [***] Aircraft, the Buyer and the Seller agree to update the Purchase Agreement as it relates to Aircraft Standard Specifications, Aircraft Basic Prices and escalation formulae to take into account certain changes in policy between the Seller and the Propulsion Systems Manufacturer and the evolutions of the Standard Specifications achieved between the [***].

2.1   [***] Aircraft Specifications

[***] the provisions contained in Clause 1.2 and 1.3 of the Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

1.2.1          The Aircraft shall be manufactured in accordance with:

-      For the A319-100, the Standard Specification Document N° J.000.01000, Issue 5 dated January 31st, 2005 with the following design weights: MTOW: 75.5 tons, MLW : 62.5 tons, MZFW : 58.5 tons, a copy of which has been initialed on its effective pages for the purpose of identification by or on behalf of the parties and is annexed hereto as Exhibit “A”.

Said Standard Specifications as modified by the Specification Change Notices (SCNs) to be selected prior to signature of this Agreement, as amended from time to time, shall constitute the Buyer’s detailed Specification and is hereinafter referred to as the “Specification”.

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

Said SCNs are listed in Appendix 1 to Exhibit “A” for the A319-100 (as amended by Appendix 1 to Annex A of this Amendment No. 3).

The SCN form is annexed hereto as Exhibit “B”.

1.2.2	The Specification may be modified or varied pursuant to the provisions of Clauses 2, 7 and 18.

1.2.3	In the event of any inconsistency between the Specification and any other part of this Agreement, the latter shall prevail to the extent of such inconsistency.

1.3.1	Propulsion Systems

The Aircraft can be equipped with a set of two (2) engines:(the “Propulsion Systems”)

- For the A319-100:

CFM INTERNATIONAL 56-5B6/P (23,500 lb)
or
INTERNATIONAL AERO ENGINE V2524-A5 (23,500 lb)

1.3.2	Propulsion System Manufacturer Selection

The following Propulsion Systems has been selected by the Buyer:

- For the A319-100 : - INTERNATIONAL AERO ENGINE V2524-A5 (23,500 lb)

UNQUOTE

A320 Family - LAN - AMDT 3 - First A320 Family PA - 10/2005

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

2.2   [***] Aircraft Basic Prices

[***], the provisions contained in Clause 3.1 and 3.2 of the Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

3.1           Basic Price of the Aircraft

The basic price of the Aircraft (the “Aircraft Basic Price”) is the sum of:

[***]

3.1.1       Basic Price of the Airframe

The basic price of the Airframe (the “Airframe Basic Price”) is the sum of:

(i)	[***]

(ii)	[***]

- for the A319-100 Aircraft: USD 928,130 (US Dollars - nine hundred twenty eight thousand one hundred thirty)

The above basic prices have been established in accordance with the delivery conditions prevailing in [***] and are subject to adjustment in accordance with the Seller’s Price Revision Formula set forth in sub-Clause 4.1 (as modified by Clause 3.3 of Amendment No 3).

3.1.2       Basic Price of the Propulsion Systems

The basic price of a set of two (2) Propulsion Systems including standard equipment (the “Propulsion Systems Basic Price”), is:

- For the A319-100 Aircraft with INTERNATIONAL AERO ENGINES IAE V2524-A5:

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

[***]

- For the A319-100 Aircraft With CFM INTERNATIONAL Engines CFMI 56-5B6 /P

[***]

Said Propulsion Systems Basic Prices have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the Reference Prices referred to in sub-Clause 4.2.

Said Propulsion Systems Reference Prices are subject to adjustment in accordance with the relevant Propulsion Systems Manufacturer’s Price Revision Formula referred to in sub-Clause 4.2.

3.1.3       Validity of Engines Prices

It is understood that the above-mentioned quotation as well as Price Revision Formula concerning the Propulsion Systems and related equipment are based upon information received from the Propulsion Systems Manufacturers.

UNQUOTE

A320 Family - LAN - AMDT 3 - First A320 Family PA - 10/2005

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

2.3          Update of Aircraft Price Revision

For the [***], the provisions contained in Clause 4 of the Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

4.             PRICE REVISION

4.1          Revision of Airframe Basic Price

The Airframe Basic Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Aircraft delivery date as set forth in Appendix 1 of Annex B of Amendment No. 3.

4.2          Revision of Propulsion Systems Reference Price

4.2.1.
The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Aircraft delivery date, as set forth in Appendix 2 of Annex B of Amendment No. 3.

4.2.2	Modification of Propulsion Systems Reference Price and Propulsion Systems Price Revision Formula

The Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment, the amendment shall be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

UNQUOTE

A320 Family - LAN - AMDT 3 - First A320 Family PA - 10/2005

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT

2.4          [***] Payment Terms

The payment terms set forth in Clause 5 of the Purchase Agreement shall continue to apply to the [***] Aircraft with the following changes:

I.  Seller’s account stated in Clause 5.1 of the Purchase Agreement shall be replaced with the following account:

Account identification:  [***]

[***]

II. the definition of “N” in the formula defining the Predelivery Payment Reference Price set forth in Clause 5.2.1.1 of the Purchase Agreement shall be replaced with the  following definition:

N: [***]

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT
2.5          [***]

2.5.1       [***]

2.5.2        [***]

2.6          [***]

3.            EFFECT OF THE 2005 TRANSACTION ON SPECIFIC BACKLOG AIRCRAFT TERMS

As a result of and in consideration of the Buyer entering into the 2005 Transaction, the Seller and the Buyer have agreed the following changes to certain specific terms of the Purchase Agreement as they apply to the Backlog Aircraft:

3.1          Backlog Aircraft Delivery Schedule

Delivery Schedule for the Backlog Aircraft and the other Aircraft outstanding for delivery under the Purchase Agreement but not affected by this Amendment No3 shall be cancelled and replaced by the following delivery schedule as follows:

Contractual Rank No	Delivery	Aircraft Type
No 11	[***]	A319-100
No 12	[***]	A319-100
No 19	[***]	A319-100
No 20	[***]	A319-100

3.2	[***]

3.3   [***]

3.3.1        [***]

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT
3.3.2        [***]

3.4          [***]

4.            EFFECT OF THE AMENDMENT

4.1           This Amendment No. 3 contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written in respect thereof.

4.2           The First A320 Purchase Agreement will be deemed amended to the extent provided in this Amendment No. 3 and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment No. 3 will constitute an integral, nonseverable part of the First A320 Purchase Agreement and be governed by its provisions, except that if the First A320 Purchase Agreement and this Amendment No. 3 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 3 will govern to the extent of such inconsistency.

A320 Family - LAN - AMDT 3 - First A320 Family PA - 10/2005

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT
This Amendment N°3 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment N°3 to the First A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.	AIRBUS S. A. S.

Name :	Name :

Title :	Title :

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13/18

AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT
ANNEX A

STANDARD SPECIFICATION

The A319 Standard Specification are contained in a separate folder, which has been separately delivered

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT
Appendix 1 to ANNEX A

A319 SCNs List

This A319 SCNs list cancels and replaces the A319 SCNs list set forth in Exhibit A of the Purchase Agreement.

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT
[***]

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT
ANNEX B

Appendix-1

AIRFRAME PRICE REVISION FORMULA

1                              [***]

2	[***]

3                              [***]

4                              [***]

5                              [***]

5.1	[***]

5.2                           [***]

5.3	[***]

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AMENDMENT No. 3 TO THE FIRST A320 FAMILY PURCHASE AGREEMENT
ANNEX B

Appendix 2

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

1                 [***]

2                 [***]

3                 [***]

4                 [***]

5                 [***]

5.1              [***]

5.2              [***]

5.3              [***]

5.4              [***]

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LETTER AGREEMENT N° 1 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.

Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject • [***]

In connection with the execution of an Amendment No 2 (the “Amendment No. 2”) dated as of even date herewith to the Second A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS S.A.S. (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A. and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement No 1”) certain additional terms and conditions regarding the sale of the Aircraft provided for in the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 1 will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this Letter Agreement No. 1 shall cancel and replace the Letter Agreement No. 1 dated 20 March 1998 and Letter Agreement No. 10 dated 20 March 1998 of the Purchase Agreement. Both parties further agree that this Letter Agreement No. 1 will constitute an integral, nonseverable part of the Purchase Agreement, that the provisions of the Purchase Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 1 will be governed by the provisions of the Purchase Agreement, except that if the Purchase Agreement and this Letter Agreement No. 1 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 1 will prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 1 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

In consideration of the order memorialized in this Amendment No 2, the Seller hereby agrees to [***]:

1.     [***]

2.     [***]

2.1     [***]

2.2    [***]

2.3     [***]

2.4    [***]

2.5    [***]

2.6    [***]

3.    [***]

3.1    [***]

3.2    [***]

3.3    [***]

3.4    [***]

3.5    [***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 2/3

LETTER AGREEMENT N° 1 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 3/3

LETTER AGREEMENT N° 2 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.

Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject • [***]

I In connection with the execution of an Amendment No. 2 (the “Amendment No. 2”) dated as of even date herewith to the Second A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS S.A.S (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A. and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement No. 2”) certain additional terms and conditions regarding the sale of the Aircraft provided for in the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 2 will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this Letter Agreement No. 2 shall cancel and replace the Letter Agreement No. 4 dated 20 March 1998 of the Purchase Agreement. Both parties further agree that this Letter Agreement No. 2 will constitute an integral, nonseverable part of the Agreement, that the provisions of the Purchase Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 2 will be governed by the provisions of the Purchase Agreement, except that if the Purchase Agreement and this Letter Agreement No. 2 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 2 will prevail to the extent of such inconsistency.

A320F - LAN -AMDT 2 - Second A320 Family PA - 10 /2005                                   1/3

LETTER AGREEMENT N° 2- AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

It is hereby agreed that Seller’s Price Revision Formula set forth in Annex B of Amendment No. 2 shall be applied in accordance with the Purchase Agreement, as amended by Amendment No.2 with the following adjustments:

1.     [***]

2.     [***]

A320F - LAN -AMDT 2 - Second A320 Family PA - 10/ 2005                               2/3

LETTER AGREEMENT N° 2- AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

A320F - LAN -AMDT 2 - Second A320 Family PA - 10/ 2005                                       3/3

LETTER AGREEMENT N° 3 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.

Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject • Option Aircraft

In connection with the execution of an Amendment No 2 (the “Amendment No 2”) dated as of even date to the Second A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS S.A.S. (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the “Letter Agreement No. 3”) certain additional terms and conditions regarding the sale of the Aircraft provided for in the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 3 will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this Letter Agreement No 3 shall cancel and replace the Letter Agreement No. 3 of the Purchase Agreement dated 20 March 1998. Both parties further agree that this Letter Agreement No. 3 will constitute an integral, nonseverable part of the Purchase Agreement, that the provisions of Purchase Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 3 will be governed by the provisions of Purchase Agreement, except that if the Purchase Agreement and this Letter Agreement No. 3 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 3 will prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 3 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

1         General

In addition to the Amendment No 2 Aircraft firmly ordered by the Buyer, the Seller hereby grants to the Buyer the option (each an “Option” and together the “Options”) to purchase up to [***] additional Aircraft to be selected between A318, A319 and A320 Aircraft, (each an “Option Aircraft” and together the “Option Aircraft”).

The Option Aircraft shall be manufactured in accordance with the Aircraft definition specified in Clause 2 of the Purchase Agreement as modified by Amendment No. 2 and including any development changes which may be incorporated by the Seller prior to the delivery of the Option Aircraft.

The Option Aircraft shall be delivered between [***], both dates inclusive (the “Option Period”), subject to the Seller’s prevailing industrial and planning constraints.

Unless otherwise expressly stipulated, all terms and conditions applicable to the Amendment No. 2 Aircraft ordered under this Amendment No 2 shall apply to the Option Aircraft.

2         Option Aircraft Price

The Airframe Basic Price, in the case of any A319 Aircraft or A320 Aircraft, or the Aircraft Basic Price, in the case of any A318 Aircraft, of the Option Aircraft shall be the same as defined by the Seller for the Amendment No 2 Aircraft. [***]

3         Option exercise and Delivery Date

The formal exercise of each Option shall be made by written notice from the Buyer to the Seller (the “Option Notice”) specifying the Aircraft type or types and the Buyer’s desired date or dates, as the case may be, for delivery of the relevant Option Aircraft. Subject as mentioned below, the Buyer may issue up to [***] Option Notices, each of which, at the election of the Buyer, will exercise Options in respect of one [***] Option Aircraft.

[***]

Deadline for Option Notice	Maximum No. of Option available	Option Period
[***]	[***]	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/ 2005                                           2/5

LETTER AGREEMENT N° 3 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

[***]	[***]	[***]
[***]	[***]	[***]

Within [***] days of the Buyer issuing any Option Notice, the Seller will notify the Buyer in writing whether it accepts each of the Buyer’s desired date or dates, as the case may be, for delivery of the relevant Option Aircraft and, if it does not accept any such date or dates, designate an alternative date or dates, being as close as reasonably possible (taking into account the Seller’s then prevailing industrial and commercial constraints) to the Buyer’s desired date or dates, as the case may be. If in relation to any Option Aircraft the Seller designates an alternative date for delivery the Buyer shall either notify the Seller that it accepts the same or enter into good faith discussions with the Seller with a view to agreeing such an alternative date acceptable to the Buyer and the Seller

4         Payment

Predelivery payments and payment of the Final Price for the Option Aircraft shall be made in accordance with the Predelivery Payment schedule with respect to A318 Aircraft set forth in Clause 5.2.1.2 of the Purchase Agreement as modified save that for the first predelivery payment which shall be made in accordance with paragraph 5 below.

5         Option Validity

Conversion of an Option Aircraft into a firmly ordered Aircraft shall be deemed to have occurred if and when agreement is reached between the Buyer and the Seller as to the Scheduled Delivery Month of such Option Aircraft [***]. The parties shall then formalise the conversion of the Option Aircraft into a firmly ordered Aircraft within [***] days in an amendment to this Agreement, which unless otherwise agreed in writing by the parties, shall be governed by the general terms and conditions of the Agreement. In the event of agreement as to the Scheduled Delivery Month of any Option Aircraft not being reached within [***] days of the date on which the Buyer issued the Option Notice in relation to such Option Aircraft, such Option Notice shall be deemed not to have been given and the Buyer shall have all the rights under this Letter Agreement No.3 that it would have had in the event of such Option Notice not having been issued by it.
In the event that the Buyer fails to timely exercise any or all of the Option Aircraft of a batch referred to in paragraph 3 above before or on the date mentioned for the Option Notice, any of the Option Aircraft of such batch not exercised by such date shall lapse and neither party shall have any further rights or obligations hereunder as to such lapsed Option Aircraft.

6         Assignment

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/ 2005                                      3/5

LETTER AGREEMENT N° 3 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

The Option Aircraft are personal to the Buyer and cannot be assigned to any third party without the Seller’s prior written consent which consent cannot be unreasonably withheld.

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/ 2005                                      4/5

LETTER AGREEMENT N° 3 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/ 2005                                    5/5

LETTER AGREEMENT N° 4 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.

Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject : [***]

In connection with the execution of an Amendment No. 2 (the “Amendment No. 2”) dated as of even date herewith to the Second A320F Purchase Agreement dated March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS SAS (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Area Nacional Chile S.A. then Lan Chile S.A) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement No. 4”) certain additional terms and conditions regarding the sale of the Aircraft which are provided for in the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 4 will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this Letter Agreement No. 4, including its annexes, upon execution thereof, shall cancel and replace the Letter Agreement No. 2 of the Purchase Agreement (including [***]) in its entirety. Both parties further agree that this Letter Agreement No. 4 shall constitute an integral, non severable part of the Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement No. 4.

A320F - LAN -AMDT 2 - Second A320 Family PA - 10/ 2005                                  1/3

LETTER AGREEMENT N° 4 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

1-     [***]

1.1    [***]

1.2    [***]

2                [***]

A320F - LAN -AMDT 2 - Second A320 Family PA - 10/ 2005                                  2/3

LETTER AGREEMENT N° 4 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to Airbus .

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By :

Its	:	Its :

Date	:

A320F - LAN -AMDT 2 - Second A320 Family PA - 10/ 2005                                  3/3

LETTER AGREEMENT N° 5 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.

Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject • [***]

In connection with the execution of an Amendment No. 2 (the “Amendment No. 2”) dated as of even date herewith to the Second A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS S.A.S. (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the “Letter Agreement No. 5”) certain additional terms and conditions regarding the sale of the Aircraft provided for in the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 5 will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this Letter Agreement No. 5 shall cancel and replace the Letter Agreement No. 6 dated 20 March 1998 of the Purchase Agreement. Both parties further agree that this Letter Agreement No. 5 will constitute an integral, nonseverable part of the Purchase Agreement, that the provisions of the Purchase Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 5 will be governed by the provisions of the Purchase Agreement, except that if the Purchase Agreement and this Letter Agreement No. 5 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 5 will prevail to the extent of such inconsistency.

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                      1/3

LETTER AGREEMENT N° 5 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

The Seller hereby grants to the Buyer the following [***] in respect of the Aircraft:

1.          [***]

1.1        [***]

1.1.1      [***]

1.1.2      [***]

1.2.       [***]

1.2.1      [***]

1.2.2      [***]

1.2.3    [***]

1.2.4      [***]

1.2.5      [***]

1.2.6      [***]

2.                   [***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                      2/3

LETTER AGREEMENT N° 5 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                      3/3

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject: A319-100 [***]

In connection with the execution of an Amendment No. 2 (the “Amendment No. 2”) dated as of even date herewith to the Second A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS SAS (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6A (the “Letter Agreement No. 6A”) certain additional terms and conditions regarding the sale of the Aircraft provided for in the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 6A will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this Letter Agreement No. 6A shall cancel and replace Letter Agreement No. 8 dated 20 March 1998 of the Purchase Agreement. Both parties further agree this such Letter Agreement No. 6A will constitute an integral, nonseverable part of the Purchase Agreement, that the provisions of the Purchase Agreement are hereby incorporated by reference, and that this Letter Agreement No. 6A will be governed by the provisions of the Purchase Agreement, except that if the Purchase Agreement and this Letter Agreement No. 6A have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 6A will prevail to the extent of such inconsistency.

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 1/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
1     [***]

2     [***]

2.1           [***]

2.1.1	[***]

2.1.2         [***]

2.1.2.1      [***]

2.1.3         [***]

2.1.3.1      [***]

2.1.4        [***]

2.1.4.1     [***]

2.1.5        [***]

2.1.5.1     [***]

2.1.6        [***]

2.1.6.1     [***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 2/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

2.1.7	[***]

2.1.7.1	[***]

2.1.8	[***]

2.1.8.1	[***]

2.1.9	[***]

2.1.9.1	[***]

2.1.10	[***]

2.1.10.1	[***]

2.1.11	[***]

2.1.11.1	[***]

2.2	[***]

2.2.1	[***]

2.2.2	[***]

2.2.2.1	[***]

2.2.3	[***]

2.2.3.1	[***]

2.2.4	[***]

2.2.4.1	[***]

2.2.5	[***]

2.2.5.1	[***]

2.2.6	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 3/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

2.2.6.1	[***]

2.2.7	[***]

2.2.7.1	[***]

2.2.8	[***]

2.2.8.1	[***]

2.2.9	[***]

2.2.9.1	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 4/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
2.2.10	[***]

2.2.10.1	[***]

2.2.11	[***]

2.2.11.1	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 5/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
2.3	[***]

2.3.1	[***]

2.3.2	[***]

2.4	[***]

2.4.1	[***]

2.4.2	[***]

2.5	[***]

2.5.1	[***]

2.5.2	[***]

2.6	[***]

2.6.1	[***]

2.6.2	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 6/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
3	[***]

3.1	[***]

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

3.1.5	[***]

3.1.6	[***]

3.1.7	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 7/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

3.2	[***]

3.2.1	[***]

3.2.2	[***]

3.2.3	[***]

3.2.4	[***]

3.2.5	[***]

3.2.6	[***]

3.2.7	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 8/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
3.3	[***]

3.3.1	[***]

3.3.2	[***].

3.3.3	[***]

3.3.4	[***]

3.3.5	[***]

3.3.6	[***]

3.3.7	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005 9/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
3.4	[***]

3.4.1	[***]

3.4.2	[***]

3.4.3	[***]

3.4.4	[***]

3.4.5	[***]

3.4.6	[***]

3.4.7	[***]

3.5	[***]

4	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                               10/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

5	[***]

5.1	[***].

5.2	[***]

5.2.1	[***]

5.2.2	[***]

5.3	[***]

5.4	[***]

5.5	[***]

6	[***]

6.1	[***]

6.2	[***]

6.3	[***]

6.4	[***]

6.5	[***]

6.6	[***]

6.7	[***]

6.8	[***]

7	[***]

7.1	[***]

7.2	[***]

8	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                               11/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                               12/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

9	[***]

9.1	[***]

9.1.1	[***]

9.1.2	[***]

9.1.3	[***]

9.2	[***]

9.3	[***]

9.4	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                               13/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
If the foregoing correctly sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

Agreed and Accepted	Agreed and Accepted

LAN AIRLINES S.A.	AIRBUS S.A.S.

By:	By:

Its:	Its:

Date:	Date:

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                               14/15

LETTER AGREEMENT N° 6A - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
APPENDIX N1 A to LETTER AGREEMENT N ☐6A

[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                               15/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject: A318-100 [***]

In connection with the execution of an Amendment No. 2 (the “Amendment No. 2”) dated as of even date herewith to the Second A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS SAS (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6B (the “Letter Agreement No. 6B”) certain additional terms and conditions regarding the sale of the Aircraft provided for in the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 6B will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this Letter Agreement No. 6B shall cancel and replace Letter Agreement No. 8 dated 20 March 1998 of the Purchase Agreement. Both parties further agree this such Letter Agreement No. 6B will constitute an integral, nonseverable part of the Purchase Agreement, that the provisions of the Purchase Agreement are hereby incorporated by reference, and that this Letter Agreement No. 6B will be governed by the provisions of the Purchase Agreement, except that if the Purchase Agreement and this Letter Agreement No. 6B have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 6B will prevail to the extent of such inconsistency.

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005     1/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

1	[***]

2	[***]

2.1	[***]

2.1.1	[***].

2.1.2	[***]

2.1.2.1	[***]

2.1.3	[***]

2.1.3.1	[***]

2.1.3.2	[***]

2.1.3.3	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005     2/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

2.1.4	[***]

2.1.4.1	[***]

2.1.4.2	[***]

2.1.5	[***]

2.1.5.1	[***]

2.1.5.2	[***]

2.1.5.3	[***]

2.1.6	[***]

2.1.6.1	[***]

2.1.6.2	[***]

2.1.7	[***]

2.1.7.1	[***]

2.1.8	[***]

2.1.8.1	[***]

2.1.8.2	[***]

2.1.9	[***]

2.1.9.1	[***]

2.1.10	[***]

2.1.10.1	[***]

2.1.11	[***]

2.1.11.1	[***]

2.1.12	[***]

2.1.12.1	[***]

2.1.13	[***]

2.1.13.1	[***]

2.1.13.2	[***]

2.1.13.3	[***]

2.1.14	[***]

2.1.14.1	[***]

2.1.14.2	[***]

2.1.14.3	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005     3/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

2.1.15	[***]

2.1.15.1	[***]

2.1.15.2	[***]

2.1.15.3	[***]

2.1.16	[***]

2.1.16.1	[***]

2.1.16.2	[***]

2.1.16.3	[***]

2.1.17	[***]

2.1.17.1	[***]

2.1.17.2	[***]

2.1.18	[***]

2.1.18.1	[***]

2.1.18.2	[***]

2.1.18.3	[***]

2.2	[***]

2.2.1	[***]

2.2.2	[***]

2.2.2.1	[***]

2.2.3	[***]:

2.2.3.1	[***]

2.2.3.2	[***]

2.2.3.3	[***]

2.2.4	[***]

2.2.4.1	[***]

2.2.4.2	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005     4/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

2.2.5	[***]

2.2.5.1	[***]

2.2.5.2	[***]

2.2.5.3	[***]

2.2.6	[***]

2.2.6.1	[***]

2.2.6.2	[***]

2.2.7	[***]:

2.2.7.1	[***]

2.2.8	[***]

2.2.8.1	[***]

2.2.8.2	[***]

2.2.9	[***]

2.2.9.1	[***]

2.2.10	[***]:

2.2.10.1	[***]

2.2.11	[***]

2.2.11.1	[***]

2.2.12	[***]

2.2.12.1	[***]

2.2.13	[***]

2.2.13.1	[***]

2.2.13.2	[***]

2.2.13.3	[***]

2.2.14	[***]

2.2.14.1	[***]

2.2.14.2	[***]

2.2.14.3	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005     5/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

2.2.15	[***]

2.2.15.1	[***]

2.2.15.2	[***]

2.2.15.3	[***]

2.2.16	[***]

2.2.16.1	[***]

2.2.16.2	[***]

2.2.16.3	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005     6/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

2.2.17	[***]

2.2.17.1	[***]

2.2.17.2	[***]

2.2.18	[***]

2.2.18.1	[***]

2.2.18.2	[***]

2.2.18.3	[***]

2.3	[***]

2.3.1	[***]

2.3.2	[***]

2.4	[***]
2.4.1	[***]

2.4.2	[***]

2.5	[***]

2.5.1	[***]

2.5.2	[***]

2.6	[***]

2.6.1	[***]

2.6.2	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005     7/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

3	[***]

3.1	[***]

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

3.1.5	[***]

3.1.6	[***]

3.1.7	[***]

3.2	[***]

3.2.1	[***]

3.2.2	[***]

3.2.3	[***]

3.2.4	[***]

3.2.5	[***]

3.2.6	[***]

3.2.7	[***]

3.3	[***]

3.3.1	[***]

3.3.2	[***]

3.3.3	[***]

3.3.4	[***]

3.3.5	[***]

3.3.6	[***]

3.3.7	[***]

3.4	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005     8/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
3.4.1	[***]

3.4.2	[***]

3.4.3	[***]

3.4.4	[***]

3.4.5	[***]

3.4.6	[***]

3.4.7	[***]

3.5	[***]

3.5.1	[***]

3.5.2	[***]

3.5.3	[***]

3.5.4	[***]

3.5.5	[***]

3.5.6	[***]

3.5.7	[***]

3.6	[***]

3.6.1	[***]

3.6.2	[***]

3.6.3	[***]

3.6.4	[***]

3.6.5	[***]

3.6.6	[***]

3.6.7	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005     9/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
3.7	[***]

3.7.1	[***]

3.7.2	[***]

3.7.3	[***]

3.7.4	[***]

3.7.5	[***]

3.7.6	[***].

3.7.7	[***]

3.8	[***]

4	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                        10/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

5	[***]

5.1	[***]

5.2	[***]

5.2.1	[***]

5.2.2	[***]

5.3	[***]

5.4	[***]

5.5	[***]

6	[***]

6.1	[***]

6.2	[***]

6.3	[***]

6.4	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                        11/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
6.5	[***]

6.6	[***]

6.7	[***]

6.8	[***]

7	[***]

7.1	[***]

7.2	[***]

8	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                        12/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

9	[***]

9.1	[***]

9.1.1	[***]

9.1.2	[***]

9.1.3	[***]

9.2	[***]

9.3	[***]

9.4	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                        13/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                        14/15

LETTER AGREEMENT N° 6B - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
APPENDIX N° A to LETTER AGREEMENT N° 6B

[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                        15/15

LETTER AGREEMENT N° 7 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.

Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject • Product Support Services

In connection with the execution of an Amendment No 2 (the “Amendment No 2”) dated as of even date herewith to the Second A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS SAS (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A. and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the “Letter Agreement No 7”) certain additional terms and conditions regarding the sale of the Aircraft provided for in the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 7 will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this Letter Agreement No. 7 shall cancel and replace the Letter Agreement No. 7 dated 20 March 1998 of the Purchase Agreement. Both parties further agree that this Letter Agreement No. 7 will constitute an integral, nonseverable part of the Purchase Agreement, that the provisions of the Purchase Agreement are hereby incorporated by reference, and that this Letter Agreement No. 7 will be governed by the provisions of the Purchase Agreement, except that if the Purchase Agreement and this Letter Agreement No. 7 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 7 will prevail to the extent of such inconsistency.

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                 1/7

LETTER AGREEMENT N° 7 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

1.            SELLER’s REPRESENTATIVES

[***]

2.             AIRMAN

The Seller shall provide to the Buyer the AIRMAN software as described and under conditions defined hereafter.

2.1          Description

AIRMAN is a ground software dedicated to maintenance operations for new generation aircraft equipped with on-board monitoring systems.

[***]

2.1.1        [***]

2.1.2        [***]

2.1.3        [***]

2.2          Commercial Conditions

The Seller will provide [***]

2.3          Delivery

Delivery of AIRMAN shall be mutually scheduled and agreed between the parties [***]

2.4          Installation

Prerequisites to the functioning of AIRMAN and conditions of site preparation shall be indicated by the Seller to the Buyer.

AIRMAN shall be delivered in the form of a self installed CD, however, upon request, the Seller may assist the Buyer with the installation of AIRMAN at the Buyer’s facilities.
In the event the Buyer wishes to obtain the Seller’s assistance, [***]

2.5          Support

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                 2/7

LETTER AGREEMENT N° 7 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

A description of the support and maintenance services, which are included in the AIRMAN licence, are described in Attachment 2 hereto.

Any support, assistance or training over and above such services shall be provided upon request by the Buyer on a chargeable basis.

Practical information, such as hotline, telephone numbers or contact persons, shall be given to the Buyer before installation and shall be updated on a regular basis.

2.6          Licence

Use of AIRMAN is subject to the licence conditions set forth in Clause 14 of the Purchase Agreement.

3.     PERFORMANCE ENGINEER’S PROGRAMS

[***]

4.             LOAD AND TRIM SHEET SOFTWARE

4.1          Description

Load and Trim Sheet software (“LTS”) is a ground software which allows the Buyer to produce, for a given aircraft configuration, [***]

4.2	Commercial Conditions

[***]

4.3	Delivery

Delivery of LTS shall be mutually scheduled and agreed upon between the parties.

4.4	Installation

Prerequisites to the functioning of LTS and conditions of site preparation shall be indicated by the Seller to the Buyer.

The installation of LTS shall be performed by the Buyer.

4.5	Support

Support, assistance and training may be provided upon the Buyer’s request on a

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                 3/7

LETTER AGREEMENT N° 7 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

chargeable basis at the rates defined in the Seller’s Customer Services Catalog.

4.6	Licence

Use of LTS is subject to the licence conditions set forth in Appendix A to Clause 14 of the Purchase Agreement.

5.            MAINTENANCE PLANNING DATA SUPPORT (MPDS)

The Seller shall provide the Buyer with a Maintenance Planning Data Support [***].

The MPDS shall include the following options:

[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                4/7

LETTER AGREEMENT N° 7 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                5/7

LETTER AGREEMENT N° 7 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

ATTACHMENT 1

SELLER’S REPRESENTATIVES SERVICES SCHEDULE AND LOCATION

Seller’s representatives team reinforcement as follow:

[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                6/7

LETTER AGREEMENT N° 7 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

ATTACHMENT 2

AIRMAN MAINTENANCE SERVICES

1.     [***]

2.     [***]

3.     [***]

4.     [***]

5.     [***]

6.     [***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                7/7

LETTER AGREEMENT No. 8 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.

Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject • [***]

In connection with the execution of an Amendment No 2 (the “Amendment No. 2”) dated as of even date herewith to the Second A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS SAS (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A. and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the “Letter Agreement No 8”) certain additional terms and conditions regarding the sale of the Aircraft provided for in the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8 will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this Letter Agreement No. 8 will constitute an integral, nonseverable part of the Purchase Agreement, that the provisions of the Purchase Agreement are hereby incorporated by reference, and that this Letter Agreement No. 8 will be governed by the provisions of the Purchase Agreement, except that if the Purchase Agreement and this Letter Agreement No. 8 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8 will prevail to the extent of such inconsistency.

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                 1/3

LETTER AGREEMENT No. 8 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
1.	[***]

1.1	[***]

1.2	[***]

2.	[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                 2/3

LETTER AGREEMENT No. 8 - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                3/3

SIDE LETTER - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.

Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject • [***]

In connection with the execution of an Amendment No 2 (the “Amendment No. 2”) dated as of even date herewith to the Second A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 2, the “Purchase Agreement”) between AIRBUS SAS (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A. and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this side letter certain additional terms and conditions in connection with the retrofit of certain A319 aircraft already delivered under the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this side letter will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this side letter will constitute an integral, nonseverable part of the Purchase Agreement, that the provisions of the Purchase Agreement are hereby incorporated herein by reference, and that this side letter will be governed by the provisions of the Purchase Agreement, except that if the Purchase Agreement and this side letter have specific provisions which are inconsistent, the specific provisions contained in this side letter will prevail to the extent of such inconsistency.

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                 1/3

SIDE LETTER - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

[***]

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                 2/3

SIDE LETTER - AMENDMENT 2 - SECOND A320F PURCHASE AGREEMENT

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this side letter to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

A320F - LAN - AMDT 2 - Second A320 Family PA - 10/2005                                 3/3

SIDE LETTER - AMENDMENT 3 - FIRST A320F PURCHASE AGREEMENT

LAN AIRLINES S.A.

Edificio Huidobro
Avenida Presidente Riesco 5711- 20th Floor
Las Condes
S A N T I A G O
C H I L E

Subject • [***]

In connection with the execution of an Amendment No 3 (the “Amendment No. 3”) dated as of even date herewith to the First A320F Purchase Agreement dated 20 March 1998 and amended and restated 2 August 2000 (as further amended from time to time, including by Amendment No. 3, the “Purchase Agreement”) between AIRBUS SAS (formerly AIRBUS INDUSTRIE then AIRBUS GIE) (the “Seller”) and Lan Airlines S.A. (formerly Linea Aerea Nacional Chile S.A. and then Lan Chile S.A.) (the “Buyer”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 family Aircraft as described in the Purchase Agreement, the Buyer and the Seller have agreed to set forth in this side letter certain additional terms and conditions in connection with the retrofit of certain A319 aircraft already delivered under the Purchase Agreement. Capitalized terms used herein and not otherwise defined in this side letter will have the meanings assigned thereto in the Purchase Agreement, unless the context otherwise requires.

Both parties agree that this side letter will constitute an integral, nonseverable part of the Purchase Agreement, that the provisions of the Purchase Agreement are hereby incorporated herein by reference, and that this side letter will be governed by the provisions of the Purchase Agreement, except that if the Purchase Agreement and this side letter have specific provisions which are inconsistent, the specific provisions contained in this side letter will prevail to the extent of such inconsistency.

A320F - LAN - AMDT 3 - First A320 Family PA - 10/2005                                     1/3

SIDE LETTER - AMENDMENT 3 - FIRST A320F PURCHASE AGREEMENT
[***]

A320F - LAN - AMDT 3 - First A320 Family PA - 10/2005                                     2/3

SIDE LETTER - AMENDMENT 3 - FIRST A320F PURCHASE AGREEMENT
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this side letter to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

A320F - LAN - AMDT 3 - First A320 Family PA - 10/2005                                     3/3